SUPPLEMENT TO THE FIDELITY MARKET INDEX FUND JUNE 21, 1996
PROSPECTUS
The following changes are effective  April 18, 1997:
The fund has changed its name to Spartan Market Index Fund.
The following information replaces similar information found in "How to Buy Shares" on page 16:
TO OPEN AN ACCOUNT  $10,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $500
MINIMUM BALANCE $5,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE 20.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "Expenses" on page 5:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual index account fee if your balance falls below $10,000. See "Transaction Details," page 23 for an explanation of how and when these charges apply.
Maximum sales charge on purchases   None
and reinvested distributions

Deferred sales charge on redemptions                             None

Redemption fee (as a % of amount redeemed on shares held less    0.50
than 90 days)                                                    %

Exchange Fee                                         None

Index account fee                                    $10.0
(for accounts under $10,000; per account per year)   0

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 13).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee (after reimbursement)   0.19
                                       %

12b-1 fee                              None

Other expenses                         0.00
                                       %

Total fund operating expenses          0.19
(after reimbursement)                  %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
After 1 year     $ 12

After 3 years    $ 36

After 5 years    $ 60

After 10 years   $ 12
                 3

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR has voluntarily agreed to limit the fund's total operating expenses to
0.19% of average net assets. This agreement will continue    through
December 31, 1999.     If this agreement were not in effect, the management
fee and total operating expenses would be 0.45% and 0.45%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The following information supplements the information found in "Breakdown of Expenses" on page 13:
To offset shareholder service costs, FSC also collects the fund's annual index account fee of $10.00 per account. FSC deducts $10.00 from your account at the time the December dividend is credited to your account. If the amount of the dividend is not sufficient to pay the fee, the index account fee will be deducted directly from your account balance.
The following information replaces similar information found in "How to Sell Shares" on page 18:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces similar information found in "Dividends, Capital Gains, and Taxes" on page 22:
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in June and December.
The following information replaces similar information found in "Transaction Details" beginning on page 23:
THE FUND CHARGES AN ANNUAL INDEX ACCOUNT FEE of $10.00 per account to offset shareholder service costs if your account falls below $10,000. The index account fee does not apply to assets held in employee benefit plans (including Fidelity sponsored 403(b) arrangements but otherwise as defined in the Employee Retirement Income Security Act of 1974, excluding SIMPLE IRAs, SEP IRAs and The Fidelity Retirement Plan) having more than 50 eligible employees or a minimum of $1,000,000 in plan assets that have at least some portion of its assets invested in mutual funds advised by FMR and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel. In addition, this fee does not apply to assets held in a Fidelity Regular IRA or Fidelity Rollover IRA purchased with the proceeds of a distribution or transfer from an employee benefit plan as described above provided that at the time of the distribution or transfer the employee benefit plan satisfies the requirements described above.
FSC deducts $10.00 from your account at the time the December dividend is credited to your account. If the amount of the dividend is not sufficient to pay the fee, the index account fee may be deducted from your account balance.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following supplements the information found in "Securities and Investment Practices" beginning on page 10.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.